UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 31, 2020

High Desert Holding Corp.

(Exact Name of Registrant as Specified in Its Charter)

Nevada	333-212527 (1933 Act)	46-3493034
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

865 Tahoe Boulevard, Suite 302 Incline Village, Nevada 89451	89451
(Address of Principal Executive Offices)	(Zip Code)

(903) 738-6152

(Registrant’s telephone number, including area code)

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events - Delay of 10-K for period ending 12/31/19 due to the Corona Virus 19.

The Corporation has not been able to complete all the information required for the filing of the 12/31/19 10-K and will file document within 45 days from the original due date 90 days after the period ending of 12/31/19.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 31, 2020	HIGH DESERT HOLDING CORP.

	By:	/s/ Mark A. Kersey
Mark A. Kersey
President

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